Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
April 30, 2022
RIE-NPRT3-0622
1.9900254.101

Schedule of Investments April 30, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) – 95.9%
REITs - Apartments – 11.0%
American Homes 4 Rent Class A	9,016	$ 357,124
Apartment Income REIT Corp.	5,787	284,547
Invitation Homes, Inc.	10,846	431,887
Mid-America Apartment Communities, Inc.	3,431	674,809
UDR, Inc.	13,523	719,559
		2,467,926
REITs - Diversified – 39.1%
Crown Castle International Corp.	12,268	2,272,156
Digital Realty Trust, Inc.	6,954	1,016,119
Duke Realty Corp.	19,335	1,058,591
Equinix, Inc.	825	593,241
Gaming and Leisure Properties, Inc.	10,861	482,011
Lamar Advertising Co. Class A	2,348	259,243
Lexington Realty Trust	16,635	208,769
SBA Communications Corp.	4,899	1,700,492
VICI Properties, Inc.	15,379	458,448
Washington Real Estate Investment Trust	7,129	171,738
Weyerhaeuser Co.	12,954	533,964
		8,754,772
REITs - Health Care – 10.6%
Medical Properties Trust, Inc.	15,121	278,075
Ventas, Inc.	14,594	810,697
Welltower, Inc.	14,060	1,276,788
		2,365,560
REITs - Hotels – 4.2%
DiamondRock Hospitality Co. (a)	19,278	204,733
Host Hotels & Resorts, Inc.	20,421	415,567
RLJ Lodging Trust	12,965	181,769
Ryman Hospitality Properties, Inc. (a)	1,616	151,064
		953,133
REITs - Manufactured Homes – 5.0%
Equity Lifestyle Properties, Inc.	8,144	629,368
Sun Communities, Inc.	2,752	483,169
		1,112,537
REITs - Office Property – 2.1%
American Assets Trust, Inc.	3,893	142,484
Highwoods Properties, Inc.	3,377	137,917
Mack-Cali Realty Corp. (a)	7,059	113,014
Piedmont Office Realty Trust, Inc. Class A	5,561	89,532
		482,947
REITs - Shopping Centers – 4.6%
Kimco Realty Corp.	16,531	418,731
Phillips Edison & Co., Inc.	4,513	152,810
Regency Centers Corp.	4,970	342,085
Urban Edge Properties	5,893	110,140

	Shares	Value

		1,023,766
REITs - Single Tenant – 4.5%
Four Corners Property Trust, Inc.	4,278	$ 117,474
National Retail Properties, Inc.	10,131	444,143
Realty Income Corp.	2,090	144,962
Spirit Realty Capital, Inc.	7,031	305,497
		1,012,076
REITs - Storage – 7.0%
CubeSmart	12,666	601,762
Extra Space Storage, Inc.	3,273	621,870
Iron Mountain, Inc.	6,310	339,036
		1,562,668
REITs - Warehouse/Industrial – 7.8%
Prologis, Inc.	10,932	1,752,290
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		21,487,675
INFORMATION TECHNOLOGY – 0.1%
IT Services – 0.1%
Cyxtera Technologies, Inc. (a)	2,393	28,788
REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.7%
Real Estate Services – 3.7%
CBRE Group, Inc. Class A (a)	6,938	576,132
Realogy Holdings Corp. (a)	6,072	66,549
Zillow Group, Inc. Class C (a)	4,303	171,345
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		814,026
TOTAL COMMON STOCKS (Cost $20,947,283)		22,330,489
Money Market Fund – 0.3%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.26% (b) (Cost $79,421)	79,421	79,421
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $21,026,704)		22,409,910
NET OTHER ASSETS (LIABILITIES) – (0.0%)		(3,773)
NET ASSETS – 100.0%		$22,406,137

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or
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Schedule of Investments (Unaudited)–continued
reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
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